                                                                    Exhibit 10.7

                                    [LOGO]

                                 IMPERIAL BANK
                                  Member FDIC


                     CORPORATE RESOLUTION REGARDING CREDIT

Office:  Santa Clara Valley Regional    ADDRESS:   226 Airport Parkway
                                                   San Jose, California 95110
Resolved, that GENESYS TELECOMMUNICATIONS LABORATORIES borrow from IMPERIAL BANK, hereinafter referred to as "Bank", from time to time, such sums of money as, in the judgement of the officer or officers hereinafter authorized, this corporation may require; provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the principal sum of Three Million and No/100 DOLLARS ($3,000,000.00), in addition to such amount as may be otherwise authorized;

RESOLVED FURTHER, that any        1         of the following named officers
                           ----------------
                           (Specify Number)
  Greg Shenkman                        the    President
----------------------------------          ------------------------------------
  Seth Homayoon                        the    COO
----------------------------------          ------------------------------------
  Alec Miloslavsky                     the    VP Engineering
----------------------------------          ------------------------------------
  Michael McCloskey                    the    CFO
----------------------------------          ------------------------------------
                                       the
----------------------------------          ------------------------------------

of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank such notes or other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such instruments in writing or otherwise as may be demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution;

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized and empowered, and that any one of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and in connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require;

     RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds of any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank;

     RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed;

     RESOLVED FURTHER, that this resolution will continue in full force and effect until the Bank shall receive official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the Secretary of this corporation as the signatures of the above named persons shall be binding on this corporation.

     I, Richard DeGolia, Secretary of the above named corporation, duly organized and existing under the laws of the State of California, do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed and adopted by the Board of Directors of said corporation.

     I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

     EXECUTED ON 10/28/96

          AUTHORIZED SIGNATURES


Signature:  /s/ Greg Shenkman
           ----------------------------
           Greg Shenkman

Signature:  /s/ Seth Homayoon                    /s/ Richard C. DeGolia
           ----------------------------          -------------------------------
           Seth Homayoon                                  (Secretary)
                                                   Richard DeGolia

Signature:  /s/ Alec Miloslavsky
           ----------------------------
           Alec Miloslavsky

Signature:  /s/ Michael McCloskey
           ----------------------------
           Michael McCloskey

Signature:
           ----------------------------

   [LOGO]

IMPERIAL BANK
 Member FDIC


226 Airport Parkway
San Jose, California                                            October 28, 1996

Subject:  Credit Terms and Conditions ("Agreement")

Borrower:  Genesys Telecommunications Laboratories


Gentlemen:

To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans to you, in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A.   Borrower represents and warrants that:

     1.   EXISTENCE AND RIGHTS.
               Company is a corporation

Borrower is duly organized and existing and in good standing under the laws of the State of California and is authorized and in good standing to do business in the State of California. Borrower has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and Borrower has the power and adequate authority to make and carry out this Agreement, Borrower has no investment in any other business entity, except as previously disclosed to Bank.

     2. AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.

     3. NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

     4. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

     5. FINANCIAL CONDITION. The balance sheet of Borrower as of 6/30/96, and the related profit and loss statement for the year ended on that date, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

     6. TITLE TO ASSETS. Borrower has good title to its assets and the same are not subject to any liens or encumbrances other than those permitted by Section C.3 hereof.

     7. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

     8. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

     9. REGULATION U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined with Regulation U of the Board of Governors of the Federal Reserve System).

B. Borrower agrees that so long as it is indebted to you, it will, unless you shall otherwise consent in writing:

     1. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

     2. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses.

     3. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

(a) The same are being contested in good faith and by appropriate proceedings in such manners as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder, and

(b) it shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

     4. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times; and furnish you:

(a) As soon as available, and in any event within 30 days after the close of each month of each fiscal year of Borrower, commencing with the month next ending, a balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments;

(b) As soon as available, and in any event within 150 days after the close of each fiscal year of Borrower, a report of audit of Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the unqualified opinion of accountants satisfactory to you.

(c) Within 30 days after the close of each month of each fiscal month of Borrower, a certificate by chief financial officer or partner of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Letter of Inducement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein or, if any such event has occurred or any such condition exists, specifying the nature thereof;

(d) Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim audit of the accounts of Borrower made by such accountants;

(e) Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower shall send to its stockholders, if any, and copies of all reports which Borrower may file with the Securities and Exchange Commission or any governmental authority at any time substituted therefor; and

(f) Such other information relating to the affairs of Borrower as you reasonably may request from time to time.

(g) Notice of Default. Promptly notify the Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default.

C. Borrower agrees that so long as it is indebted to you, it will not, without your written consent:

     1. TYPE OF BUSINESS; MANAGEMENT. Make any substantial change in the character of its business;

     2. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from you except: (a) Obligations now existing as shown in financial statement dated 6/30/96, excluding those being refinanced by your bank


               (b) Indebtedness subordinated to the indebtedness to you on terms and conditions reasonably satisfactory to you;

               (c)  Indebtedness of Borrower to any of its subsidiaries;

               (d) Indebtedness secured by Permitted Liens (as defined in the Security and Loan Agreement; and

               (e) Other Indebtedness in an amount not exceeding $100,000 in the aggregate outstanding at any time; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.

     3. LIENS AND ENCUMBRANCES. Create, incur, or assume any mortgage, pledge encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in your favor and other than Permitted Liens.

     4. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except: (a) By endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business (b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than 270 days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.,
(iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank, and (iv) any Investments permitted by Borrower's investment policy, a amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved by the Bank, which approval shall not be unreasonably withheld;

          (c) Investments (whether consisting of the purchase of securities, loans, capital contributions or otherwise) of Borrower in or to subsidiaries and investments by Borrower in or to companies which simultaneously with such investments become subsidiaries, provided that the sum of (i) all such investments by Borrower in or to Subsidiaries, plus (ii) guarantees by Borrower outstanding at any time with respect to the obligations of subsidiaries, minus the sum of (x) investments by Subsidiaries in or to Borrower, plus (y) payments to Borrower on account of investments of Borrower in or to Subsidiaries, plus
(z) distributions or dividends by Subsidiaries to Borrower, in each case, made, incurred or arising on or after the date hereof does not exceed $750,000.

          (d) Receivables owing to Borrower or its subsidiaries and advances to customers or suppliers, in each case, if created, acquired or made in the ordinary course of business;

          (e) Loans and advances consisting (i) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business, (ii) loans to employees, officers or directors.

relating to the purchase of equity securities of Borrower, (iii) other loans to officers and employees approved by the Board of Directors in an aggregate amount not in excess of $250,000 outstanding at any time;

          (f) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

          (g) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions to, customers and suppliers who are not Affiliates in the ordinary course of business;

          (h)  Investments constituting acquisitions permitted hereunder;

          (i) Deposit accounts of Borrower maintained in the ordinary course of business; and

          (j) Other Investments aggregating not in excess of $250,000 at any time.

     5. ACQUISITION OR SALE OF BUSINESS: MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets of business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted including without limitation the selling of any property or other asset accompanied by the leasing back of the same; provided, that:
      ---------

          (a) Borrower may sell and leaseback equipment within 90 days of its original purchase;

          (b) Borrower may sell other assets for cash outside the ordinary course of business in an amount not exceeding $500,000 in any fiscal year;

          (c) Borrower may purchase the assets or business of other entities for cash in an amount not exceeding $500,000 in any fiscal year or for stock in a transaction valued at not more than $5,000,000; and

          (d) Borrower may merge with any subsidiary so long as it is the surviving corporation.

     6. DIVIDENDS, STOCK PAYMENTS. If a corporation, declare or pay any dividend (other than dividends payable in common stock of Borrower) or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock, provided, that:
                                                        --------

          (a) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange therefor, and

          (b) Borrower may redeem or repurchase its in connection with any agreement between Borrower and any officer, director, employee or consultant of Borrower entered into in the ordinary course of business wherein Borrower is obligated or entitled to repurchase from such officer, director, employee or consultant shares of equity securities of Borrower upon such person's termination of employment or services or other event.

D. The occurrence of any one of the following events of default shall, at your option, terminate the commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

     1. FAILURE TO PAY NOTE. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to you and such failure shall continue for three (3) business days after receipt of notice thereof
     2. BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower and such failure shall continue for fifteen (15) days after an officer of Borrower becomes aware thereof

     3. BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any respect.

     4. INSOLVENCY: RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

     5. JUDGMENTS, ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period of 10 days or in any event later than five days prior to the date of any proposed sale thereunder.

     6. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

E.   MISCELLANEOUS PROVISIONS.

     1. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of your Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with a loan that your Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

See addendum dated October 28, 1996, and Inserts attached hereto and incorporated herein by this reference for additional terms. In the event of a conflict between this Agreement and the Addendum and/or Inserts, the terms in the Addendum and/or Inserts prevail.



Genesys Telecommunications Laboratories


By  /s/ Michael McCloskey
    ----------------------------------------
     (Authorized Signature and Title)

                    GENESYS TELECOMMUNICATIONS LABORATORIES
                     ADDENDUM TO CREDIT TERMS & CONDITIONS
                            DATED OCTOBER 28, 1996


BORROWING BASE
--------------

A) In accordance with the attached loan documents, advances under the line of credit ("Line") will be limited to the lesser of: (i) 80% (subject to audit results) of Eligible Accounts receivable (as hereinafter defined), or (ii) $2,500,000. Line to include a $500,000 sublimit for the issuance of trade-related standby and commercial letters of credit. As used herein, "Eligible Accounts" shall be defined as: Borrower's accounts receivable which are outstanding less than 90 days from invoice, with certain exclusions for foreign (unless approved in writing by Bank), government, contra, and inter-company accounts. Any account which alone exceeds more than 25% of Borrower's total accounts receivable will have the amount in excess of 25% excluded, and any account with more than 25% of the account outstanding more than 90 days from invoice will be excluded.

B) In accordance with the attached loan documents, advances under the equipment loan ("Term Loan") will be limited to a maximum of 90% of submitted invoices less tax and freight. Term Loan includes an interest only drawdown period ending 3/31/97 (in accordance with the terms and conditions of the Note dated October 28, 1996). After 3/31/97, the outstanding balance will be amortized on a thirty-six month basis with principal and interest to be paid on a monthly basis.


FINANCIAL COVENANTS
-------------------

Borrower to maintain on a fiscal monthly basis unless otherwise noted (covenants apply to all loans):

1) A minimum Tangible Net Worth (defined as the financial statement net worth of the Borrower prepared according to generally accepted accounting principles less intangible assets, plus indebtedness fully subordinated to the debt due to the Bank) greater than $6,000,000.

Beginning with the month ending 4/30/97, Borrower to maintain on a fiscal monthly basis unless otherwise noted (covenants apply to all loans):

1) A minimum Quick Ratio (defined as cash and cash equivalents plus trade accounts receivable to current liabilities) of 1.0:1.

2) A minimum Tangible Net Worth (defined as the financial statement net worth of the Borrower prepared according to generally accepted accounting principles less intangible assets, plus indebtedness fully subordinated to the debt due to the Bank) greater than $6,500,000.

3) A maximum ratio of Total Liabilities (defined as all of the Borrower's liabilities except for indebtedness fully subordinated to the debt due to the Bank) less Deferred Revenues to Tangible Net Worth of 1.0:1.

4)   Quarterly profitability required beginning with the quarter ending 9/30/97.

REPORTING
---------

Borrower to provide:

1) Unqualified audited financial statements within 150 days of fiscal year end.

2) Beginning the earlier of: (i) 12/31/96, or (ii) five days prior to any borrowing under the Line or Term Loan, Company prepared monthly financial statements and Compliance Certificate within 30 days of each month end.

GENESYS TELECOMMUNICATIONS
LABORATORIES
Addendum to Credit Terms &
Conditions Dated October 28, 1996
Page Two


3) As a condition to any borrowing by Borrower, and at least 30 days prior to the initial advance by Bank, monthly aged listings of accounts receivable (to include customer addresses and telephone numbers) and accounts payable along with a Borrowing Base Certificate in form and substance acceptable to Bank within 20 days of each month end.

4) Budgets, sales projections, operating plans, or other financial exhibits which Bank may reasonably request within five (5) business days after Bank's request.


OTHER CONDITIONS
----------------

1) Borrower's primary banking relationship and accounts to be maintained at Imperial Bank, including the operating account.

2) Borrower to notify Bank in writing of any legal action commenced against it which, in the opinion of Borrower's counsel is reasonably likely to result in damages over $50,000. Bank to be notified within fifteen (15) business days after receipt by Borrower of written notice of the commencement of such action.

3) As a condition to any borrowing by Borrower, Borrower to provide Bank proof of insurance adequately covering all tangible corporate assets and a Lender's Loss Payable Clause with Bank as beneficiary with respect to Bank's collateral.

4) At its option and prior to any borrowing by Borrower, Bank may require an annual accounts receivable audit by Bank's asset-based lending group at Borrower's expense, with results satisfactory to Bank.

5) Prior to loan closing, Borrower shall execute and deliver to Bank any and all documents required by Bank. Borrower to pay to Bank all reasonable fees for loan documentation preparation, due at closing.

6) If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any payment past due or less than the total unpaid principal balance after maturity.

     All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.

GENESYS TELECOMMUNICATIONS
LABORATORIES

By:  /s/ Michael McCloskey
     ----------------------------------

Title:  C.F.O.
       --------------------------------

Date:  10/28/96
       --------------------------------

                                 IMPERIAL BANK
                                  Member FDIC


                          SECURITY AND LOAN AGREEMENT
                             (ACCOUNTS RECEIVABLE)


This Agreement is entered into between GENESYS TELECOMMUNICATIONS LABORATORIES
                           ,  a Corporation
(herein called "Borrower") and IMPERIAL BANK (herein called "Bank").


1. Bank hereby commits, subject to all the terms and conditions of this Agreement and prior to the termination of its commitment as hereinafter provided, to make loans to Borrower from time to time in such amounts as may be determined by Bank up to, but not exceeding in the aggregate unpaid principal balance, the following Borrowing Base:

                            80% of Eligible Accounts


and in no event more than $2,500,000.

2. The amount of each loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank (herein called "Loan Account") and Bank shall credit the Loan Account with all loan repayments made by Borrower. Borrower promises to pay Bank (a) the unpaid balance of Borrower's Loan Account on demand and (b) on or before the tenth day of each month, interest on the average daily unpaid balance of the Loan Account during the immediately preceding month at the rate of No & 500/1000ths percent (0.500%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the loan account is outstanding divided by 360, which shall for interest computation purposes be considered one year. Bank at its option may demand payment of any or all of the amount due under the Loan Account including accrued but unpaid interest in the event of default. Such notice may be given verbally or in writing and should be effective upon receipt by Borrower. The amount of interest payable each month by Borrower shall not be less than a minimum monthly charge of $250.00. Bank is hereby authorized to charge Borrower's deposit account(s) with Bank for all sums due Bank under this Agreement.

3. Requests for loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount of loan being requested.

4. As used in this Agreement, the following terms shall have the following meanings:

A. "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables,

B. "Collateral" means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest.

C.   "Eligible Accounts" means all of Borrower's Accounts excluding, however,
     (1) all Accounts under which payment is not received within 90 days from any invoice date, (2) all Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account and (3) any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower. Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time.

D.   "Permitted Liens" means any of the following:

         (a) liens arising from judgments, attachments or similar proceedings not constituting an Event of Default under Section D.5 of the Credit Terms and Conditions;

         (b) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security or similar obligations;

         (d) liens of carriers, mechanics and materialmen and other like liens in respect of obligations not overdue;

         (e) such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist with respect to similar properties which do not, individually or in the aggregate, materially impair the property affected thereby for the purpose of which it was acquired;

         (f) liens of landlords or lessors under leases arising by contract or operation of law;

         (g) liens arising from purchase money obligations for tangible personal property used in Borrower's business, and rights of lessors under capital leases; provided that no such liens shall extend to any assets of Borrower other than those financed by such a purchase money obligation or capital lease (and accessions and additions thereto and replacements thereof and the proceeds thereof);

         (h) licenses granted to third parties the granting of which does not result in a material adverse effect on the business of Borrower;

         (i) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods;

         (j) liens securing reimbursement obligations of Borrower under documentary letters of credit; provided that such liens shall attach
                                    --------
     only to documents relating to such letters of credit, goods covered thereby and products and proceeds thereof;

         (k) liens which constitute rights of set-off of a customary nature or bankers' liens on amounts on deposit, whether arising by contract or by operation of law, in connection with arrangements entered into with depository institutions in the ordinary course of business; and

          (l) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any
                              --------
     of Bank's security interests;

          (m)  liens in favor of Bank.

5. Borrower hereby assigns to Bank all Borrower's present and future Accounts, including all proceeds due thereunder, all guaranties and security therefor, and hereby grants to Bank a continuing security interest in all moneys in the Collateral Account referred to in Section 6 hereof as security for any and all obligations of Borrower to Bank, whether now owing or hereafter incurred and whether direct, indirect, absolute or contingent. So long as Borrower is indebted to Bank or Bank is committed to extend credit to Borrower, Borrower will execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

6. Until Bank exercises its rights to collect the Accounts pursuant to paragraph 10. Borrower will collect with diligence all Borrower's Accounts. Any collection of Accounts by Borrower, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank. If an Event of Default has occurred, Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Bank and deliver said collections daily to Bank in the identical form received. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of Borrower's Loan Account or any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned items collected by Bank after an Event of Default may, at Bank's option, be charged to Borrower's general account. All collections of the Accounts shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request.

7. Until Bank exercises its rights to collect the Accounts pursuant to paragraph 10, Borrower may continue its present policies with respect to returned merchandise and adjustments. However, Borrower shall immediately notify Bank of all cases involving returns, repossessions, and loss or damage of or to merchandise represented by the Accounts and of any credits, adjustments or disputes arising in connection with the goods or services represented by the Accounts and, in any of such events, Borrower will immediately pay to Bank from its own funds (and not from the proceeds of Accounts or Inventory) for application to Borrower's Loan Account or any other obligation secured hereby the amount of any credit for such returned or repossessed merchandise and adjustments made to any of the Accounts.

8. Borrower represents and warrants to Bank: (i) If Borrower is a corporation, that Borrower is duly organized and existing in the State of its incorporation and the execution, delivery and performance hereof are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is found or affected; (ii) Borrower is, or at the time the collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, or at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein; (iii) Each Account is, or at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account debtor; (iv) that there are or will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts; and (v) any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is or will be true and correct.

9. Borrower will: (i) Furnish Bank from time to time such financial statements and information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein; (ii) Furnish Bank periodically, in such form and detail and at such times as Bank may require, statements showing aging and reconciliation of the Accounts and collections thereon; (iii) Permit representatives of Bank to inspect the Borrower's books and records relating to the Collateral and make extracts therefrom at any reasonable time and to arrange for verification of the Accounts, under reasonable procedures, acceptable to Bank, directly with the account debtors or otherwise at Borrower's expense; (iv) Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto; (v) Reimburse Bank upon demand for any and all legal costs, including reasonable attorneys' fees, and other expense incurred in collecting any sums payable by Borrower under Borrower's Loan Account or any other obligation secured hereby, enforcing any term or provision of this Security Agreement or otherwise or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (vi) Notify Bank of each location and of each office of Borrower at which records of Borrower relating to the Accounts are kept; (vii) Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require and with loss payable solely to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank become the sole property of Bank, such policies and the proceeds of any other Insurance covering or in any way relating to the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank; and (viii) In the event the unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding loans to which Borrower is entitled under Section 1 hereof, Borrower shall immediately pay to Bank, from its own funds and not from the proceeds of Collateral, for credit to Borrower's Loan Account the amount of such excess.

10. After and during the continuance of an Event of Default Bank may, without prior notice to Borrower, collect the Accounts and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower, to endorse the name of Borrower upon any checks or other evidences of payment that may come into the possession of Bank upon the Accounts to endorse the name of the undersigned upon any document or instrument relating to the Collateral; in its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

11. Until Borrower's Loan Account and all other obligations secured hereby shall have been repaid in full, Borrower shall not sell, dispose of or grant a security interest in any of the Collateral other than to Bank, or execute any financing statements covering the Collateral in favor of any secured party or person other than Bank.

12. Upon the occurrence, and during the continuance, of an Event of Default (as defined in the Credit Terms and Conditions) Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (a) Terminate its obligation to make loans to Borrower as provided in
Section 1 hereof; (b) Declare all sums secured hereby immediately due and payable; (c) Immediately take possession of the Collateral wherever it may be found, using all necessary force so to do, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (d) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (e) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (f) Retain the Collateral in full satisfaction of the obligations secured thereby; (g) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Bank may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expanded therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured by this Security Agreement, Borrower hereby promises and agrees to pay Bank any deficiency.

14. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four months from the time such items are delivered to Bank.

15. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

16. Additional Provisions: Subject to conditions and limitations contained in the Credit Terms and Conditions dated October 28, 1996.

Executed this 28th day of October, 1996

                                        GENESYS TELECOMMUNICATIONS LABORATORIES
                                       -----------------------------------------
                                                     (Name of Borrower)


                                        By:  /s/ Michael McCloskey
                                            ____________________________________
 IMPERIAL BANK                                (Authorized Signature and Title)


By:                                     By:
-----------------------------               ------------------------------------
                                              (Authorized Signature and Title)

Obligor represents, warrants and agrees:

     1. Obligor will immediately pay (a) any Debt when due, (b) Bank's costs of collecting the Debt, of protecting, insuring or realizing on Collateral, and any expenditure of Bank pursuant hereto, including attorneys' fees and expenses, with interest at the rate of 24% per year, or the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

     2. Obligor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceeds of any loan made for that purpose.

     3. As to all Collateral in Obligor's possession (unless specifically otherwise agreed to by Bank in writing), Obligor will:
          (a) Have, or has, possession of the Collateral at the location disclosed to Bank and will not remove the Collateral from the location.
          (b)  Keep the Collateral separate and identifiable.
          (c) Maintain the Collateral in good and saleable condition, repair it if necessary, clean, feed, shelter, water, medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Bank to inspect the Collateral at any reasonable time.
          (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though Bank has a security interest in proceeds of such Collateral.

     4.   As to Collateral which is inventory and accounts, Obligor:
          (a) May, until notice from Bank, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof.
          (b) Will, upon notice from Bank, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by Bank
          (c) Will receive in trust, schedule on forms satisfactory to the Bank and deliver to Bank all non-cash proceeds other than inventory received in trade.
          (d) If not in default, may obtain release of Bank's interest in individual units of inventory upon request, therefore, payment to Bank of the release price of such units shown on any Collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

     5. As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, Obligor warrants, represents and agrees:
          (a) All such Collateral is genuine, enforceable in accordance with its terms, free from default, prepayment, defense and conditions precedent (except as disclosed to and accepted by Bank in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon. Obligor will supply bank with duplicate invoices or other evidence of Obligor's rights on Bank's request;
          (b) All persons appearing to be obligated on such Collateral have authority and capacity to contract;
          (c) All chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect Obligor's interest thereunder;
          (d) If an account debtor shall also be indebted to Obligor on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest. Should any remittance include a payment not on an account, it shall be delivered to Bank and, if no event of default has occurred, Bank shall pay Obligor the amount of such payment;
          (e) Obligor agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without Bank's prior written consent.

     6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing. Obligor will defend any proceeding which may affect title to or Bank's security interest in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

     7. Obligor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor's possession, the realty on which the Collateral is located.

     8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactorily to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, at Obligor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph 1 above.

     9. Obligor will give Bank any information it requires. All information at any time supplied to Bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

     10. Bank is irrevocably appointed Obligor's attorney-in-fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor's premises to give notice of Bank's security interest, and to collect Collateral and proceeds and to execute and file in Obligor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:
          (a) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;
          (b) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;
          (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

     11. If more than one Obligor signs this Agreement, their liability is joint and several. Any Obligor who is married agrees that recourse may be had against separate property for the Debt. Discharge of any Obligor except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against an Obligor, or any transfer of an Obligor's interest to another shall not affect the liability of any other Obligor. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the Debt is outlawed. All Obligors waive: (a) any right to require
Bank to proceed against any Obligor before any other, or to pursue any other remedy; (b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale;
(c) any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid; (d) and any right of subrogation to Bank until Debt shall have been paid or performed in full.

     12. Upon default, at Bank's option, without demand or notice, all or any part of the Debt shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.
          Defaults shall include:
          (a) Obligor's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower's failure to pay or perform any agreement with Bank.
          (b) Any change in Obligor's or Borrower's financial condition which in Bank's judgment impairs the prospect of Borrower's payment or performance.
          (c) Any actual or reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in Bank's judgment, to become unsatisfactory as security.
          (d)  Any levy or seizure against Borrower or any of the Collateral.
          (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Obligor or Borrower or any guarantor of the Debt.
          (f) Any warranty or representation which is false or is believed in good faith by Bank to be false.

     13. Bank's acceptance of partial or delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

     14. On transfer of all or any part of the Debt, Bank may transfer all or any part of the Collateral. Bank may deliver all or any part of the Collateral to any Obligor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Agreement benefits Bank's successors and assigns and binds Obligor's heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank. Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security agreement between Bank and Obligor. Obligor will execute any additional agreements, assignments or documents reasonably required by Bank to carry this Agreement into effect.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts the Obligor hereby agrees to submit. Obligor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.

                                    [LOGO]
                                 IMPERIAL BANK
                                  MEMBER FDIC

                          GENERAL SECURITY AGREEMENT
                  (TANGIBLE AND INTANGIBLE PERSONAL PROPERTY)

This Agreement is executed on October 28, 1996, by GENESYS TELECOMMUNICATIONS LABORATORIES
                                              (hereinafter called "Obligor").

In consideration of financial accommodations given, to be given or continued, the Obligor grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Obligor, (ii) which shall be in Bank's possession or control in any matter or for any purpose, (iii) described below, (iv) now owned or hereafter acquired by Obligor of the type or class described below and/or in any supplementary schedule hereto, or in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) the proceeds, increase and products of such property, all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:

A.   VEHICLE, VESSEL, AIRCRAFT:
--------------------------------------------------------------------------------
                                 Identification      License or
Year  Make/Manufacturer   Model   and Serial No.   Registration No.  New or Used
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Engine or other equipment:
                          ------------------------------------------------------
(For aircraft - original ink signature on copy to FAA)

B.   DEPOSIT ACCOUNTS:

Type _________________ Account Number _______________ Amount $ _________________

In name of___________________________ Depository _______________________________
AND ALL EXTENSIONS OR RENEWALS THEREOF

C.   ACCOUNTS, INTANGIBLES AND OTHER: (Describe)

     All personal property, whether presently existing or hereafter created or acquired, including but not limited to: All accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records relating thereto, and equipment containing said books and records. All goods including equipment and inventory. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.

The collateral not in Bank's possession will be located at: 1155 Market St., 10th Fl., San Francisco, CA 94103

[_] If checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted In the Collateral described herein. The party being accommodated is
                                                                   ("Borrower").

All the terms and provisions on the reverse side hereof are incorporated herein as though set forth in full, and constitute a part of this Agreement.

                                                            Signature
          Name                                   (indicate title, if applicable)               Address
GENESYS /s/ Michael McCloskey                    BY /s/ Michael McCloskey                 1155 Market St., 10th
----------------------------------               ------------------------------          ------------------------------
TELECOMMUNICATIONS LABORATORIES                  C.F.O.
                                                                                          Fl. San Francisco, CA
----------------------------------               ------------------------------          ------------------------------
                                                                                          94103
----------------------------------               ------------------------------          ------------------------------

                           [LOGO OF IMPERIAL BANK]

                                  MEMBER FDIC

                        ITEMIZATION OF AMOUNT FINANCED
                           DISBURSEMENT INSTRUCTIONS

Name(s): GENESYS TELECOMMUNICATIONS LABORATORIES      Date: October 28, 1996


     $                  paid to you directly by Cashiers Check No.

     $2,500,000.00      credited to deposit account No. 20-001-232 when
                        advances are

     $                  paid on Loan(s) No.                       requested

     $  500,000.00      amounts paid to Bank for: Letters of Credit issuance
                        sublimit*

     Amounts paid to others on your behalf:

     $                  to                               Title Insurance Company

     $                  to Public Officials

     $                  to   Sublimit within total credit amount of
                             $2,500,000.00

     $                  to

     $                  to

     $                  to

     $2,500,000.00      SUBTOTAL (NOTE AMOUNT)

Less $        0.00      Prepaid Finance Charge (Loan fee(s))

     $2,500,000.00      TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


GENESYS TELECOMMUNICATIONS LABORATORIES

BY /s/ Michael McCloskey
----------------------------------          ------------------------------------
           Signature                                     Signature


----------------------------------          ------------------------------------
           Signature                                     Signature

--------------------------------------------------------------------------------
[LOGO OF IMPERIAL BANK]              AUTOMATIC DEBIT AUTHORIZATION

California's Business Bank(SM)
    MEMBER FDIC
================================================================================


 TO:  IMPERIAL BANK

 RE: LOAN #__________________
             $2,500,000.00

You are hereby authorized and instructed to charge account No. 20-00l-232 in
                                                               ----------
the name of GENESYS TELECOMMUNICATIONS LABORATORIES for principal and interest
            ---------------------------------------
payments due on above referenced loan as set forth below and credit the loan referenced above.



     [X] Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.



     [_] Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.


 This Authorization is to remain in full force and effect until revoked in writing.

================================================================================
Borrower Signature                                    Date

     GENESYS TELECOMMUNICATIONS LABORATORIES               10/28/96
-------------------------------------------------     --------------------------

     BY /s/ Michael McCloskey
-------------------------------------------------     --------------------------


--------------------------------------------------------------------------------

                            [LOGO OF IMPERIAL BANK]
                                  MEMBER FDIC

                                     NOTE


$ 500,000.00                San Jose ; California               October 28, 1996

On March 31, 2000, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its Santa Clara Valley Regional office, the principal sum of $500,000.00 or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A,
whichever is later, on the unpaid principal balance [_] at the rate of    % per
year [X] at the rate of 1.000% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $ 250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Interest shall be payable [X] monthly [_] quarterly [_] included with principal [X] in addition to principal [_] beginning November 30, 1996, and if not so paid shall become a part of the principal. All payments shall be applied first to interest, and the remainder, if any, on principal. [X] (If checked), Principal shall be payable in installments of $ **, or more, each installment on the last day of each month, beginning April 30, 1997. Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

[X] If any installment payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

** See Addendum attached
                                        GENESYS TELECOMMUNICATIONS LABORATORIES
----------------------------------     -----------------------------------------

                                        BY /s/ Michael McCloskey
----------------------------------     -----------------------------------------


----------------------------------     -----------------------------------------

                             [LOGO IMPERIAL BANK]


                                  MEMBER FDIC

                        ITEMIZATION OF AMOUNT FINANCED
                           DISBURSEMENT INSTRUCTIONS

Name(s): GENESYS TELECOMMUNICATIONS LABORATORIES      Date: October 28, 1996


     $             paid to you directly by Cashiers Check No.

     $500,000.00   credited to deposit account No. 20-001-232 from undispersed

     $             paid on Loan(s) No.       loan proceeds when requested

     $             amounts paid to Bank for:

     Amounts paid to others on your behalf:

     $             to                                    Title Insurance Company

     $             to Public Officials

     $             to

     $             to

     $             to

     $             to

     $500,000.00   SUBTOTAL (NOTE AMOUNT)

LESS $      0.00   Prepaid Finance Charge (Loan fee(s))

     $500,000.00   TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


GENESYS TELECOMMUNICATIONS LABORATORIES

BY /s/ Michael McCloskey
----------------------------------------         -------------------------------
               Signature                                    Signature


----------------------------------------         -------------------------------
              Signature                                     Signature

--------------------------------------------------------------------------------
[LOGO OF IMPERIAL BANK]        AUTOMATIC DEBIT AUTHORIZATION

CALIFORNIA'S BUSINESS BANK(SM)
    MEMBER FDIC
================================================================================

TO:  IMPERIAL BANK

RE: LOAN #__________________
            $500,000.00

You are hereby authorized and instructed to charge account No. 20-00l-232 in the
                                                               ----------
name of GENESYS TELECOMMUNICATIONS LABORATORIES for principal and interest
        ---------------------------------------
payments due on above referenced loan as set forth below and credit the loan referenced above.



     [X] Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.


     [X] Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.


This Authorization is to remain in full force and effect until revoked in writing.

================================================================================
Borrower Signature                                    Date
   GENESYS TELECOMMUNICATIONS LABORATORIES                 10/28/96
-------------------------------------------------     --------------------------

     BY Michael McCloskey
-------------------------------------------------     --------------------------


--------------------------------------------------------------------------------

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.

-----------------------------------------------------------------------------------------------------------------------
1. DEBTOR (LAST NAME FIRST - IF AN INDIVIDUAL                             1A. SOCIAL SECURITY OR FEDERAL TAX NO.
       GENESYS TELECOMMUNICATIONS LABORATORIES                                      94-3120525
-----------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                   1C. CITY, STATE            1D. ZIP CODE
     1155 Market St., 10th Fl.                         San Francisco, CA             94103
-----------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY)  (LAST NAME FIRST -  IF AN INDIVIDUAL      2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

-----------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                   2C. CITY, STATE            2D. ZIP CODE

-----------------------------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES                                        3A.  FEDERAL TAX NUMBER

=======================================================================================================================
4.  SECURED PARTY                                                         4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                        IMPERIAL BANK                                           OR BANK TRANSIT AND A.B.A. NO.
    NAME                226 Airport Parkway
    MAILING ADDRESS     San Jose, California  95110                                      16-144/1222
    CITY                            STATE                  ZIP CODE
-----------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                    5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                               OR BANK TRANSIT AND A.B.A. NO.
NAME
MAILING ADDRESS
CITY                     STATE               ZIP CODE
-----------------------------------------------------------------------------------------------------------------------
6.   This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

          All personal property, whether presently existing or hereafter created or acquired, including but not limited to: All accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records relating thereto, and equipment containing said books and records. All goods including equipment and inventory. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.

-----------------------------------------------------------------------------------------------------------------------
7.  CHECK  [X]     7A.    PRODUCTS OF                 7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
    IF APPLICABLE     [X] COLLATERAL ARE ALSO             INSTRUCTION 5 (a) ITEM:
                          COVERED                              [_](1)        [_](2)      [_](3)      [_](4)
-----------------------------------------------------------------------------------------------------------------------
8. CHECK  [X]
   IF APPLICABLE      [_]  DEBTOR IS A `TRANSMITTING UTILITY' IN ACCORDANCE WITH UCC SECTION 9105 (1) (n)
-----------------------------------------------------------------------------------------------------------------------
9.                                                  DATE: 10/28/96        C    10. THIS SPACE FOR USE OF FILING OFFICER
     BY /s/ Michael McCloskey                                             O        (DATE, TIME, FILE NUMBER AND
SIGNATURE(S) OF DEBTORS                                                   D        FILING OFFICER)
                                                                          E
-----------------------------------------------------------------------------------------------------------------------
    GENESYS TELECOMMUNICATIONS LABORATORIES                               1
TYPE OR PRINT NAME(S) OF DEBTOR(S)
---------------------------------------------------------------------     2

  BY  /s/ Michael McCloskey                                               3
SIGNATURE(S) 0F SECURED PARTY(IES)
---------------------------------------------------------------------     4
    IMPERIAL BANK
                                                                          5
 TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
---------------------------------------------------------------------     6
  11.  Return copy to:
                                                                          7
NAME                            IMPERIAL BANK
ADDRESS                         9920 La Cienega Blvd.                     8
CITY                            Inglewood, California    90301
STATE                           Att: Note Center                          9
ZIP CODE
                                                                          0

                            [LOGO OF IMPERIAL BANK]
                                  MEMBER FDIC

                        AGREEMENT TO PROVIDE INSURANCE
                          (REAL OR PERSONAL PROPERTY)

TO: IMPERIAL BANK                      Date: October 28, 1996
  226 Airport Parkway                  Borrower:
  San Jose, California 95110            GENESYS TELECOMMUNICATIONS LABORATORIES

In consideration of a loan in the amount of $3,000,000.00, secured by All tangible personal property including inventory and equipment.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Imperial Bank as loss payee on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

     1.   Fire and extended coverage in an amount sufficient to cover:
               a)   The amount of the loan, OR
               b)   All existing encumbrances, whichever is greater,

          But not in excess of the replacement value of the improvements on the real property.

     2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.

                             INSURANCE INFORMATION

Insurance Co./Agent: Aon Risk Services           Telephone No.: (408) 535-2817

Agent's Address:  100 Park Center Plaza, Ste. 506
                  San Jose, CA 95113
                                         GENESYS TELECOMMUNICATIONS LABORATORIES

                        Signature of Obligor:  BY /s/ Michael McCloskey
                                             -----------------------------------


                        Signature of Obligor:
                                             -----------------------------------

================================================================================

-----------------------------------------------------------
             FOR BANK USE ONLY

 INSURANCE VERIFICATION:   Date: _________________
 Person Spoken to: ___________________________________
 Policy Number: ________________________________________
 Effective From: _________________ To: _________________
 Verified By: ____________________________________

-----------------------------------------------------------